UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):September 30, 2003 (September 26, 2003)

Verso Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-22190	41-1484525

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia (Address of Principal Executive Offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

SIGNATURE
EXHIBIT INDEX
EX-99.4 PRESS RELEASE DATED SEPTEMBER 26, 2003

Item 2. Acquisition or Disposition of Assets.

      On September 26, 2003, Verso Technologies, Inc., a Minnesota corporation (“Verso”), announced that it had consummated the merger (the “Merger”) of Mickey Acquiring Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Verso (“Merger Sub”), with and into MCK Communications, Inc., a Delaware corporation (“MCK Communications”), whereby MCK Communications became a wholly-owned subsidiary of Verso pursuant to that certain Agreement and Plan of Merger dated as of April 21, 2003, as amended by the First Amendment thereto dated as of April 21, 2003, and the Second Amendment thereto dated as of June 13, 2003, among Verso, Merger Sub and MCK Communications (as so amended, the “Merger Agreement”). Prior to the Merger, MCK Communications provided products that deliver distributed voice communications by enabling businesses to extend the functionality and applications of their business telephone systems from the main office to outlying offices, remote call centers, teleworkers and mobile employees over public and private networks. Verso intends that MCK Communications will continue to provide similar products after the Merger.

      Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), all the outstanding shares of MCK Communications’ common stock, par value $.001 per share (the “MCK Communications Common Stock”), were converted into the right to receive an aggregate of 18,280,000 shares of Verso’s common stock, $.01 par value per share (the “Verso Common Stock”), resulting in each share of MCK Communications Common Stock outstanding at the Effective Time being converted into the right to receive 0.8517 of a share of Verso Common Stock. No fractional shares of Verso Common Stock will be issued in connection with the Merger, with each fractional share of Verso Common Stock which would have been otherwise issued being rounded to the nearest whole number, with any fraction equal to or higher than one-half rounded to the next succeeding whole number. Verso will not assume or substitute options for any stock options outstanding and unexercised pursuant to MCK Communications’ stock option plans.

      Also pursuant to the Merger Agreement, each individual who may be an “affiliate” of MCK Communications, as such term is defined for purposes of Rule 145 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), delivered to Verso an executed Affiliate Agreement, the form of which is listed as Exhibit 99.1 to this Report (the “Affiliate Agreement”). The Affiliate Agreement provides that such affiliate will not sell, pledge, transfer or otherwise dispose of any Verso Common Stock issued to such affiliate pursuant to the Merger, except in compliance with Rule 145 promulgated under the Securities Act or an exemption from the registration requirements of the Securities Act.

      The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

      The merger consideration in the Merger was determined as a result of negotiations between Verso and MCK Communications, and the Merger was approved by the boards of directors of Verso, MCK Communications and Merger Sub, and the stockholders of MCK Communications and Merger Sub. The approval of the Merger by the shareholders of Verso was not necessary in order to consummate the Merger. Prior to the Merger, neither Verso nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with MCK Communications.

      The description contained herein of the Merger and the Merger Agreement is qualified in its entirety by reference to (i) the full text of the Merger Agreement and the amendments thereto which are listed as Exhibits 2.1, 2.2 and 2.3 to this Report; and (ii) the Proxy Statement/Prospectus dated August 26, 2003, constituting a part of the Registration Statement on Form S-4/A (No. 333-106864) filed by Verso with the SEC on August 25, 2003, and declared effective by the SEC on August 26, 2003 (the

“Registration Statement”). The securities issuable in connection with the Merger will be issued pursuant to the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) – (b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information have been filed with the SEC as part of the Registration Statement.

      (c) Exhibits

2.1	Agreement and Plan of Merger dated as of April 21, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

2.2	First Amendment to the Agreement and Plan of Merger dated as of April 21, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.*

2.3	Second Amendment to the Agreement and Plan of Merger dated as of June 13, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.**

99.1	Form of Affiliate Agreement executed in connection with the Merger Agreement.***

99.2	Press Release dated April 22, 2003.*

99.3	Press Release dated June 17, 2003.**

99.4	Press Release dated September 26, 2003.

*	Incorporated by reference to Verso’s Current Report on Form 8-K filed on April 23, 2003.

**	Incorporated by reference to Verso’s Current Report on Form 8-K filed on June 17, 2003.

***	Incorporated by reference to Exhibit B to Exhibit 2.1 of Verso’s Current Report on Form 8-K filed on April 23, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By: /s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer
and Executive Vice President
Dated: September 30, 2003

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of April 21, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

2.2	First Amendment to the Agreement and Plan of Merger dated as of April 21, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.*

2.3	Second Amendment to the Agreement and Plan of Merger dated as of June 13, 2003, among Verso, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.**

99.1	Form of Affiliate Agreement executed in connection with the Merger Agreement.***

99.2	Press Release dated April 22, 2003.*

99.3	Press Release dated June 17, 2003.**

99.4	Press Release dated September 26, 2003.

*	Incorporated by reference to Verso’s Current Report on Form 8-K filed on April 23, 2003.

**	Incorporated by reference to Verso’s Current Report on Form 8-K filed on June 17, 2003.

***	Incorporated by reference to Exhibit B to Exhibit 2.1 of Verso’s Current Report on Form 8-K filed on April 23, 2003.